UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

DYNACQ HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

DYNACQ HEALTHCARE, INC.

10304 Interstate 10 East, Suite 369

Houston, Texas 77029

January 8, 2007

To Our Shareholders:

You are cordially invited to attend the 2007 Annual Meeting of Shareholders of Dynacq Healthcare, Inc., which will be held on February 15, 2007, beginning at 10:00 a.m. Central Standard Time, at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029.

Information about the 2007 Annual Meeting, including matters on which shareholders will act, may be found in the Notice of Annual Meeting and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our shareholders as possible.

It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the 2007 Annual Meeting, please complete, sign, date, and promptly return the accompanying proxy in the enclosed envelope. Returning the proxy does NOT deprive you of your right to attend the 2007 Annual Meeting. If you decide to attend the 2007 Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

We look forward to seeing you at the meeting!

Sincerely yours,

/s/ Chiu M. Chan
Chiu M. Chan
Chief Executive Officer and President

DYNACQ HEALTHCARE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

February 15, 2007

The 2007 Annual Meeting of the Shareholders of Dynacq Healthcare, Inc. (the “Company”) will be held on February 15, 2007, at 10 a.m. Central Standard Time, at the Company’s executive offices located at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029 for the following purposes:

1.	To elect directors to the Board of Directors to serve until our next annual meeting of shareholders, or until their respective successors are elected and qualified.

2.	To change the domicile of the Company from Delaware to Nevada by approving the merger of the Company into a new corporation incorporated in Nevada.

3.	To ratify the appointment of Killman, Murrell & Company, P.C. as independent auditors for the Company for the fiscal year ending August 31, 2007.

4.	To transact such other business as may properly come before the meeting and any adjournments.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our Board of Directors is not aware of any other proposals for the 2007 Annual Meeting.

All shareholders of record at the close of business on December 28, 2006, are entitled to notice of and to vote at the meeting or any adjournment. At least a majority of the outstanding shares of the Company are required to be present at the meeting or represented by proxy to constitute a quorum.

By Order of the Board of Directors,

/s/ Chiu M. Chan
Chiu M. Chan Chairman of the Board, Chief Executive
Officer and President

Houston, Texas

January 8, 2007

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

i

DYNACQ HEALTHCARE, INC.

PROXY STATEMENT

This proxy statement is furnished to shareholders of Dynacq Healthcare, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be voted at the 2007 Annual Meeting of Shareholders of the Company (the “2007 Annual Meeting”), to be held at the Company’s executive offices located at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029, on the 15th day of February, 2007, at 10:00 a.m. Central Standard Time, and at any and all adjournments. Shareholders of record at the close of business on December 28, 2006 will be entitled to notice of and to vote at the meeting and at all adjournments.

When a properly executed proxy is received prior to the meeting, the shares represented will be voted at the meeting in accordance with the directions noted. A proxy may be revoked at any time before it is exercised by submitting a written revocation or a later-dated proxy to the Secretary of the Company at the mailing address of the Company provided below, or by attending the meeting in person and so notifying the inspector of elections.

Management does not intend to present any business for a vote at the meeting, other than the reincorporation of the Company in Nevada, the election of directors and the ratification of the appointment of the independent auditors. Unless shareholders specify otherwise in their proxies, proxies will be voted (1) FOR the reincorporation of the Company in Nevada, (2) FOR the election of director nominees listed in this proxy statement and (3) FOR the ratification of the appointment of the independent auditors. If other matters requiring the vote of shareholders properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies held by them in accordance with their judgment on such matters.

The complete mailing address of the Company’s executive offices is Dynacq Healthcare, Inc., 10304 Interstate 10 East, Suite 369, Houston, Texas 77029. The approximate date on which this proxy statement and the accompanying proxy card were first sent or given to the shareholders of the Company is January 8, 2007.

VOTING SECURITIES

On December 28, 2006, the record date, there were outstanding and entitled to vote 15,740,711 shares of the common stock of the Company, held of record by approximately              persons. Shareholders are entitled to one vote, exercisable in person or by proxy, for each share of common stock held on the record date. Cumulative voting is not permitted under the Company’s Certificate of Incorporation or Bylaws.

DISSENTERS’ RIGHT OF APPRAISAL

Delaware law provides for a right of a shareholder to dissent to the proposed merger and obtain appraisal of or payment for such shareholder’s shares. See “Proposal 1 - Dissent Rights of Our Shareholders.”

PROPOSAL 1: REINCORPORATION IN NEVADA

At the 2007 Annual Meeting, the shareholders will be asked to approve the merger (the “Merger”) of Dynacq Healthcare, Inc., a Delaware corporation (“Dynacq-Delaware”), with and into Dynacq Healthcare, Inc., a Nevada corporation (“Dynacq-Nevada”). Prior to November 14, 2003, the Company was named Dynacq International, Inc. and was incorporated in Nevada. On October 24, 2003, we sent to all shareholders a notice of the approval by shareholders representing a majority of our outstanding shares of common stock of the reincorporation of the Nevada corporation in Delaware by merger with and into its wholly-owned Delaware subsidiary. In that merger, the Company’s name was changed to Dynacq Healthcare, Inc. and the Company’s authorized capital stock was decreased. The reasons given for the move of the Company’s corporate domicile from Nevada to Delaware were to provide greater flexibility and simplicity in corporate transactions and to increase the marketability of our securities.

After operating as a Delaware corporation for three years, the Company has concluded that the benefits afforded to it as a Nevada corporation outweigh those of being a Delaware corporation. Primarily, reincorporation from Delaware to Nevada would eliminate our obligation to pay the annual Delaware franchise tax which would result in significant savings to us. For that reason, our board of directors on December 15, 2006 approved the reincorporation of the Company in Nevada and recommended to the Company’s shareholders for their approval the merger of Dynacq-Delaware with and into a Dynacq-Nevada, a wholly owned subsidiary of the Company. The merger will be consummated pursuant to a Plan and Agreement of Merger (the “Plan of Merger”), a copy of which is attached hereto as Annex A. Copies of the charter and bylaws which will be effective following the reincorporation are attached as Annex B and C, respectively.

Our board of directors unanimously recommends a vote “FOR” the merger of Dynacq-Delaware with and into Dynacq-Nevada under the terms set forth in the Plan of Merger. We have summarized the material terms of the Plan of Merger below. This summary is subject to and qualified in its entirety by reference to the text of the Plan of Merger itself. The affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote is necessary for approval of the Merger.

The proposed Merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below. However, the Merger will not result in any change in our business, management, location of our principal executive offices, assets, liabilities or net worth (other than as a result of the costs incident to the Merger, which are immaterial). Our common stock will continue to trade without interruption on the NASDAQ Capital Market System.

The holders of our common stock will have the statutory right to dissent to the reincorporation, receive an appraisal of their shares or require the Company to purchase their shares. See “Dissent Rights of our Shareholders”.

Reasons for the Reincorporation

The principal reason for reincorporation from Delaware to Nevada is to eliminate our obligation to pay the annual Delaware franchise tax that will result in significant savings to us in the future. Under Nevada law, there is no obligation to pay annual franchise taxes and there are no capital stock taxes or inventory taxes. Otherwise, the general corporation laws of the States of Delaware and Nevada are very similar since both states have liberal incorporation laws and favorable tax policies. As detailed below under “Differences between Delaware and Nevada Law”, there are other differences in Delaware law and Nevada law that may affect the rights of shareholders. In the formation of Dynacq-Nevada, we have made no substantive changes in the provisions and terms of the charter and bylaws from the provisions and terms of the Dynacq-Delaware charter and bylaws.

Potential Disadvantages of Reincorporation

A potential disadvantage of reincorporating from Delaware to Nevada is that Delaware for many years has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that Delaware periodically updates and revises to meet changing business needs. Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. By reincorporating in Nevada, we may experience less predictability with respect to management of our corporate affairs.

The Reincorporation

The reincorporation will be effected by the merger of Dynacq-Delaware with and into Dynacq-Nevada, a wholly owned subsidiary of Dynacq-Delaware formed for the purposes of the Merger. Dynacq-Nevada, which will be the surviving corporation, was incorporated under the Nevada Revised Statutes (“NRS”) on January __, 2007, exclusively for the purpose of merging with Dynacq-Delaware. Prior to the Merger, Dynacq-Nevada will have no material assets or liabilities and will not have carried on any business.

Dynacq-Nevada will have one share of common stock issued and outstanding held by Chiu M. Chan, our chairman and chief executive officer, with only minimal capital. The terms of the merger provide that the currently issued one share of the common stock of Dynacq-Nevada held by Mr. Chan will be cancelled upon the effectiveness of the Merger, with the result that our current shareholders will be the only shareholders of the surviving corporation. Dynacq-Delaware will cease to exist as a result of the Merger.

The Merger will become effective promptly after receipt of approval of the Merger at the 2007 Annual Meeting by the filing of a certificate of merger and the Plan of Merger with the Secretaries of State of Nevada and Delaware. Upon the effectiveness of the Merger, the charter and bylaws of Dynacq-Nevada, which are the same as the charter and bylaws of Dynacq-Delaware except for statutory references necessary to conform to the NRS and other differences attributable to the differences between the NRS and the Delaware General Corporation Law(“DGCL”), will govern our corporate operations and activities.

Upon completion of the Merger, each outstanding share of common stock, par value $0.001 per share, of Dynacq-Delaware will be converted into one share of common stock, $0.001 par value per share, of Dynacq-Nevada. As a result, the existing shareholders of Dynacq-Delaware will automatically become shareholders of Dynacq-Nevada, Dynacq-Delaware will cease to exist and Dynacq-Nevada will continue to operate our business. Stock certificates representing shares of Dynacq-Delaware stock will be deemed to represent the same number of shares of Dynacq-Nevada stock prior to the reincorporation. Shareholders currently holding certificates for shares of common stock issued by Dynacq-Delaware will be able to receive new certificates issued by Dynacq-Nevada upon the delivery of existing certificates to the transfer agent after the effective date of the reincorporation. We will pay the transfer agent fees and expenses incurred in connection with the issuance and delivery of Dynacq-Nevada stock certificates to our shareholders. Upon completion of the reincorporation, the authorized capital stock of Dynacq-Nevada will consist of 100,000,000 shares of common stock, $0.001 par value, and 5,000,000 shares of Preferred Stock, $0.01 par value, which is identical to the authorized capital stock of Dynacq-Delaware, and there will be 15,740,711 shares of common stock of Dynacq-Nevada issued and outstanding, which is the same number of shares of common stock of Dynacq-Delaware currently outstanding.

The reincorporation will not result in any change to our daily business operations or the present location of our principal executive offices in Houston, Texas. The financial condition and results of operations of Dynacq-Nevada immediately after the consummation of the reincorporation will be identical to that of Dynacq-Delaware immediately prior to the consummation of the reincorporation. In addition, the directors and officers of Dynacq-Nevada immediately prior to the Merger will serve as the directors and officers of Dynacq-Nevada upon the effectiveness of the Merger.

Dissent Rights of our Shareholders

Under Delaware law, our shareholders are entitled, after complying with certain requirements of Delaware law, to dissent to the approval of the Merger pursuant to Section 262 of the DGCL and to be paid the “fair value” of their shares of Dynacq-Delaware stock exclusive of any element of value arising from the accomplishment or expectation of the Merger. Shareholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. We will require strict compliance with the statutory procedures.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a shareholder in order to dissent from the Merger and perfect appraisal rights. This summary does not purport to be a complete statement of the provisions of Section 262 of the DGCL and is qualified in its entirety by reference to such provisions, which are contained in Annex D.

Section 262 requires that shareholders be notified that appraisal rights will be available not less than 20 days before the shareholder meeting to vote on the merger. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to our shareholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex D to this proxy statement since failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law.

If you elect to demand appraisal of your shares of our common stock, you must satisfy each of the following conditions:

•	You must deliver to us a written demand for appraisal of your shares of our common stock before the vote with respect to the Merger is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against adoption of the Plan of Merger. Voting against or failing to vote for adoption of the Merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

•	You must not vote in favor of the Merger. A vote in favor of the Merger, by proxy or in person, will constitute a waiver of your appraisal rights in respect of the shares of our common stock so voted and will nullify any previously filed written demands for appraisal. Submission of a blank proxy will constitute a vote in favor of the Merger since all signed proxies which contain no direction on voting are automatically voted in favor of management’s proposals.

All demands for appraisal should be addressed to Mr. Philip Chan at Dynacq Healthcare, Inc., 10304 Interstate 10 East, Suite 369, Houston, Texas 77029, before the vote on the Merger is taken at the 2007 Annual Meeting, and should be executed by, or on behalf of, the record holder of the shares of the common stock. The demand must reasonably inform us of the identity of the shareholder and the intention of the shareholder to demand appraisal of his shares of our common stock.

To be effective, a demand for appraisal by a holder of common stock must be made by, or in the name of, such registered shareholder, fully and correctly, as the shareholder’s name appears on his stock certificate(s) and cannot be made by the beneficial owner if he does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of those shares. If shares of our common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in that capacity; and if the shares of our common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a shareholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he is acting as agent for the record owner. A record owner, such as a broker, who holds shares of our common stock as a nominee for others, may exercise his right of appraisal with respect to the shares of our common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of our common stock as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold your shares of our common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal by the nominee.

Within 10 days after the effective date of the Merger, we must give written notice that the Merger has become effective to each shareholder who has properly filed a written demand for appraisal and who did not vote in favor of the Merger. At any time within 60 days after the effective date, any shareholder who has demanded an appraisal has the right to withdraw the demand and to accept the share exchange specified by the Plan of Merger for his shares of our common stock. Within 120 days after the effective date, either we or any shareholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of our common stock held by all shareholders entitled to appraisal. We have no obligation to file such a petition in the event there are dissenting shareholders. Accordingly, the failure of any shareholder to file such a petition within the period specified could nullify previously written demands for appraisal.

If a petition for appraisal is duly filed by a shareholder and a copy of the petition is delivered to us, we will then be obligated, within 20 days after receiving service of a copy of the petition, to provide the Delaware Court of Chancery with a duly verified list containing the names and addresses of all shareholders who have demanded an appraisal of their shares of our common stock. After notice to dissenting shareholders, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition, and to determine those shareholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Delaware Court of Chancery may require the shareholders who have demanded payment for their shares to submit their certificates representing shares of our common stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any shareholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that shareholder.

After determination of the shareholders entitled to appraisal of their shares of our common stock, the Delaware Court of Chancery will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the shareholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares of our common stock.

In determining fair value, the Delaware Court of Chancery is required to take into account all relevant factors. You should be aware that the fair value of your shares as determined under Section 262 could be more, the same or less than the current market value of our common stock.

Costs of the appraisal proceeding may be imposed upon us and the shareholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Delaware Court of Chancery deems equitable in the circumstances. Upon the application of a shareholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any shareholder in connection with the appraisal proceeding, including reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any shareholder who had demanded appraisal rights will not, after the effective date, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective date; however, if no petition for appraisal is filed within 120 days after the effective date of the Merger, or if the shareholder delivers a written withdrawal of his demand for appraisal and an acceptance of the Merger within 60 days after the effective date of the Merger, then the right of that shareholder to appraisal will cease. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the Merger may only be made with the written approval of Dynacq-Nevada and must, to be effective, be made within 120 days after the effective date.

In view of the complexity of Section 262, shareholders desiring to dissent from the Merger and pursue appraisal rights should consult their legal advisers.

Rights of Shareholders Will Now be Governed by Nevada Law

The general corporation laws of Nevada will now govern the rights of our shareholders rather than the general corporation laws of the State of Delaware. In the formation of Dynacq-Nevada, we have endeavored to keep the substantive provisions of the charter and bylaws, which are the governing documents of the corporation, identical to the charter and bylaws of Dynacq-Delaware. Those documents of Dynacq-Nevada are attached as Annex B and Annex C, respectively, to this proxy statement.

Differences between Delaware and Nevada Law

The corporate laws of Delaware and Nevada are very similar with respect to the governing of corporate actions and shareholders’ rights. Nonetheless, there are a few differences in the laws, certain of which may affect your rights or interests. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and shareholders should refer to the DGCL and the NRS to understand how these laws apply to Dynacq-Delaware and Dynacq-Nevada.

General. Delaware has a well-developed body of case law interpreting shareholders’ rights. Nevada case law concerning the governing and effects of its statutes and regulations is limited and thus you will have more uncertainty concerning the legality of corporate transactions and your right to challenge those transactions.

Classified Board of Directors. Delaware law permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the shareholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. Dynacq-Delaware does not have a classified board, and it is not currently expected that Dynacq-Nevada’s board of directors will be classified in the near future.

Removal of Directors. Under Delaware law, directors of a corporation without a classified board may be removed with or without cause by the holders of a majority of shares then entitled to vote in an election of directors. Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. Nevada does not distinguish between removal of directors with or without cause.

Annual Meetings. Under Delaware law, if the annual meeting for the election of directors is not held on the designated date, or action by written consent to elect directors in lieu of an annual meeting has not been taken, the directors are required to cause that meeting to be held as soon as is convenient. If there is a failure to hold the annual meeting or to take action by written consent to elect directors in lieu of an annual meeting for a period of 30 days after the designated date for the annual meeting, or if no date has been designated for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any shareholder or director. Under Nevada law, if the annual meeting is not held within 18 months after the last election of directors, the district court has jurisdiction to order the election of directors upon application of any one or more shareholders holding at least 15% of the voting power.

Special Meetings of the Shareholders. Delaware law permits special meetings of shareholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special shareholder meeting. Nevada law does not address the manner in which special meetings of shareholders may be called.

Adjournment of Shareholder Meetings. Under Delaware law, if a meeting of shareholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each shareholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. Under Nevada law, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting.

Duration of Proxies. Under Delaware law, a proxy executed by a shareholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under Nevada law, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Delaware law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. A Nevada corporation may provide in its articles of incorporation that the corporation may sell, lease or exchange all or substantially all of its assets upon approval by the board of directors without the requirement of shareholder approval. No such provision is contained in the Dynacq-Nevada articles of incorporation. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a shareholder vote of the surviving corporation in a merger under substantially similar circumstances.

Increasing or Decreasing Authorized Shares. Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the shareholders, so long as the action taken does not change or alter any right or preference of the shareholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to shareholders who hold 10 percent or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law contains no such similar provision.

Actions by Written Consent of Shareholders. Nevada law and Delaware law each provide that, unless the charter provides otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing. In addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing.

Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada law have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. Delaware law provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the corporation. The charter and bylaws of Dynacq-Nevada and Dynacq-Delaware provide for the mandatory advancement of expenses to directors and officers.

Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Dynacq-Delaware’s Certificate of Incorporation currently limits the liability of directors of Dynacq-Delaware to the fullest extent permitted by law.

While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provision applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability a breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, which provision is contained in the Dynacq-Nevada charter, and permits limitation of liability arising from a breach of the duty of loyalty.

Dividends. Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends out of surplus, or if no surplus exists out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred shareholders.

Restrictions on Business Combinations. Both Delaware law and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested shareholder. Each state allows a corporation to opt out of such provisions by including a provision in their charter to such effect. Each of Dynacq-Nevada and Dynacq-Delaware has opted out of the applicable statutes with appropriate provisions in their respective charters.

Termination, Abandonment or Amendment of the Plan of Merger

We anticipate that the reincorporation will become effective promptly after the receipt of approval of the Merger at the 2007 Annual Meeting. However, at any time before the effective date, the Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the board of directors of either Dynacq-Delaware, notwithstanding the approval by the majority of the shareholders of Dynacq-Delaware, or by the sole shareholder of Dynacq-Nevada, or by both. The boards of directors of Dynacq-Delaware and Dynacq-Nevada may amend the Plan of Merger at any time prior to filing it (or a certificate in lieu thereof) with the Secretary of State of the State of Nevada, provided that an amendment made subsequent to the adoption of the Plan of Merger by the shareholders of either corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (b) alter or change any term of the Dynacq-Nevada charter to be effected by the Merger, or (c) alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of any class of shares or series of capital stock of either corporation.

Federal Income Tax Consequences of the Reincorporation

For federal income tax purposes, the reincorporation will constitute a reorganization under §368 of the Internal Revenue Code of 1986, as amended, and consequently the holders of common stock will not recognize any gain or loss as a result of the consummation of the reincorporation and no gain or loss will be recognized by Dynacq-Delaware or Dynacq-Nevada. For federal income tax purposes, each holder of common stock will have the same basis in the Dynacq-Nevada common stock received pursuant to the reincorporation as he had in the common stock held immediately prior to the reincorporation, and his holding period with respect to the Dynacq-Nevada common stock will include the period during which he held the corresponding common stock of Dynacq-Delaware, so long as the common stock was held as a capital asset at the time of consummation of the reincorporation.

Although it is not anticipated that state or local income tax consequences to shareholders will vary from the federal income tax consequences described above, shareholders should consult their own tax advisors as to the effect of the reincorporation under state, local or foreign income tax laws.

Exchange of Share Certificates

After the effective time of the Merger, and upon surrender for cancellation of a stock certificate representing common stock of Dynacq-Delaware (a “Delaware Certificate”), the holder of such stock certificate will be entitled to receive a stock certificate representing the same number of shares of stock in Dynacq-Nevada (a “Nevada Certificate”), and the surrendered Delaware Certificate will be cancelled.

Although we encourage you to exchange your Delaware Certificates for Nevada Certificates, holders of our common stock are not required to do so. Dividends and other distributions declared after the effective time of the Merger with respect to our common stock and payable to holders of record after such date will be paid to the holder of any unsurrendered Delaware Certificate with respect to the shares which by virtue of the Merger are represented by such Delaware Certificate. Such holder of an unsurrendered Delaware Certificate will also be entitled to exercise all voting and other rights as a holder of our common stock.

As soon as practicable on or after the effectiveness of the Merger, shareholders of record immediately prior to the 2007 Annual Meeting will be sent detailed instructions concerning the procedures to be followed for submission of certificates representing our common stock to our transfer agent, together with a form of transmittal letter to be sent to the transfer agent at the time such certificates are submitted. The transfer agent will deliver to any holder who has previously submitted a duly completed and executed transmittal letter and a certificate representing the common stock, a certificate issued by us representing an equal number of shares of our common stock as a Nevada corporation into which such shares of the common stock were converted. Failure by a shareholder to return appropriate transmittal letters or to surrender Delaware Certificates will not affect that person’s rights as a shareholder, as that shareholder’s Delaware Certificates following the effectiveness of the Merger will represent the same number of shares of our common stock as a Nevada corporation, and will present no material consequences to us.

Securities Act Consequences

The shares of Dynacq-Nevada’s stock to be issued in exchange for shares of Dynacq-Delaware’s stock are not being registered under the Securities Act of 1933 (the “Securities Act”). In that regard, Dynacq-Nevada is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of Dynacq-Delaware into Dynacq-Nevada and the issuance of shares of common stock in the Nevada corporation in exchange for the shares of the common stock of the Delaware corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable in the Merger may be resold by the former shareholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Merger.

Vote Required

The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the Merger. Mr. Chiu M. Chan, our chairman and chief executive officer, holds more than a majority of the outstanding shares of the capital stock of the Company and will vote in favor of the Merger. The board of directors recommends a vote FOR approval of the Merger and change in our domicile.

The reincorporation will result in the following:

•	the Company will be governed by the laws of the State of Nevada and by new Articles of Incorporation and new Bylaws prepared in accordance with Nevada law;

•	the persons currently serving as officers and directors of the Company will continue to serve in their respective capacities after the reincorporation; and

•	Dynacq-Nevada will accede to all of the rights, privileges, immunities and powers of the Company, will acquire and possess all of the property of the Company whether real, personal or mixed, and will assume all of the debts, liabilities, obligations and duties of the Company.

PROPOSAL 2: ELECTION OF DIRECTORS

The persons whose names are set forth as proxies in the enclosed proxy card will vote all shares over which they have discretionary authority “FOR” the election of the nominees named below unless otherwise directed. Although the Board of Directors of the Company does not anticipate that any of the nominees will be unable to serve, if such a situation should arise prior to the meeting, the appointed proxies will use their discretionary authority pursuant to the proxy and vote in accordance with their best judgment.

The Board of Directors recommends a vote FOR each of the nominees named below. The affirmative vote of holders of a plurality of the shares of common stock present in person or represented by proxy and entitled to vote at the 2007 Annual Meeting is required to elect each director nominee. Each director will be elected for a one-year term or until his successor has been elected and qualified.

The following table sets forth, for each nominee for election as a director, his name, his principal occupation, his age and the year in which he first became a director of the Company. The nominees have consented to be named in this proxy statement and to serve as directors, if elected.

Name	Principal Occupation	Age	Director Since
Chiu M. Chan	Mr. Chiu Chan has served as our president and chief executive officer since July 1992. Mr. Chan is a registered pharmacist and during the period from May 1978 to July 1992 was employed by various healthcare service organizations in Houston, Texas. Mr. Chan earned a Bachelor of Science degree in Pharmacy from the University of Houston. Chiu M. Chan is not related to Philip S. Chan.	54	1992

Philip S. Chan	Mr. Philip Chan has served as our vice president of finance, chief financial officer, and treasurer since July 1992. Mr. Chan earned advanced accounting degrees from the University of Houston and is a certified public accountant in the State of Texas. Philip S. Chan is not related to Chiu M. Chan.	55	1992

Stephen L. Huber	Mr. Huber is a registered pharmacist and earned a Bachelor of Science degree in Pharmacy and a Masters of Science in Hospital Pharmacy, both from the University of Houston. From 1991 to 1999, Mr. Huber served as the Deputy Division Head for patient care services at the University of Texas M.D. Anderson Cancer Center. In 1999, Mr. Huber joined Cortex Communications, Inc., a medical education company, as president and chief operating officer. In 2001, Mr. Huber joined Medicus International, now known as Publicis Healthcare Communications Group, a global medical communications company, as its senior vice president and currently is the president of Medical and Scientific Affairs. Mr. Huber continues to serve as a research consultant to M.D. Anderson Cancer Center.	56	1992

Name	Principal Occupation	Age	Director Since
Earl R. Votaw	Mr. Votaw earned a Bachelor of Arts degree from the University of the Americas in Mexico City and a certificate of graduation from the Graduate School of Mortgage Banking from Northwestern University of Chicago. Prior to his retirement in December 1993, Mr. Votaw served as a director and as the president and chief executive officer of Capital Bank, a Texas chartered bank located in Houston, Texas, where he continues to serve as a director.	79	1992

Ping S. Chu, M.D.	Dr. Chu received his Ph.D. degree in chemistry from Massachusetts Institute of Technology before he attended medical school at the University of Miami, Florida. Dr. Chu finished his oncology training at M.D. Anderson Cancer Center in 1989 and has been in solo private practice since completion. Dr. Chu is board certified in internal medicine and medical oncology.	55	2002

James G. Gerace	Mr. Gerace received his degree in Business Administration with a major in accounting from Texas A & M University in 1961. He is a Certified Public Accountant and mediator with professional experience at public accounting firms, performing audits, tax planning and related services. He has served on the Board of Directors of several banks and savings and loan associations and has maintained his own CPA firm for approximately the last thirty-six years.	69	2004

BOARD MEETINGS, COMMITTEES, COMPENSATION AND INDEPENDENCE

Board Meetings and Committees

During fiscal year 2006, our Board of Directors held nine meetings and acted by unanimous written consent on one occasion. For fiscal year 2006, each director attended at least 75% or more of the aggregate number of meetings held by our Board of Directors and the committees on which he served. There were six directors who attended the February 15, 2006 Annual Meeting. Directors are encouraged, but not required, to attend annual meetings of shareholders of the Company.

Audit Committee

The Audit Committee consisted of Messrs. Gerace and Huber and Dr. Chu for the 2006 fiscal year. Each of the members of the Audit Committee is independent as defined by the National Association of Securities Dealers Marketplace Rules. The Board has determined that Mr. Gerace, who serves as the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the rules promulgated by the Securities and Exchange Commission (the “Commission”).

The Audit Committee generally has responsibility for appointing, overseeing, and determining the compensation of our independent certified public accountants, reviewing the plan and scope of the accountant’s audit, reviewing our audit and control functions, approving all permitted non-audit services provided by our independent certified public accountants, and reporting to our full Board of Directors regarding all of the foregoing. The Audit Committee meets with the independent certified public accountants and our management in connection with its review and approval of (i) the unaudited financials for inclusion in our quarterly reports and (ii) the annual audited financial statements for inclusion in our Annual Report on Form 10-K. The Audit Committee also provides our Board of Directors with such additional information and material as it may deem necessary to make our Board of Directors aware of significant financial matters that require its attention. Additionally, the Audit Committee considers any related party transactions between the Company or any of its subsidiaries and any director, officer or the majority shareholder of the Company. The Audit Committee’s goals and responsibilities are set forth in a written Audit Committee Charter. The Audit Committee held six meetings and took no actions by unanimous consent during the year ended August 31, 2006. The Audit Committee Report is set forth below.

Compensation Committee

The Compensation Committee consisted of Messrs. Gerace and Votaw and Dr. Chu for the 2006 fiscal year. Only independent directors serve on the Compensation Committee. The Compensation Committee is responsible for (a) establishing the compensation and bonus plan for the Chief Executive Officer and other Named Executive Officers (as hereafter defined), and (b) administering the 2000 Stock Incentive Plan and granting options (other than to non-employee directors). The Compensation Committee held no meetings and took no actions by unanimous consent during the year ended August 31, 2006.

Nominations to the Board of Directors

The Company believes that it is appropriate for the Company not to have a standing nominating committee or committee performing similar functions because it is appropriate for the full board to consider and make such director nominations, with the approval of a majority of the independent directors.

Director nominees may be identified by the Board of Directors through current board members, officers, shareholders or other persons. Any shareholder desiring to submit a nomination to the Board of Directors should send the recommendation in writing, together with appropriate background and contact information, to the Secretary of the Company at the address of the Company’s principal executive offices set forth previously. The Board of Directors has not established formal minimum qualifications for a director nominee and evaluates any nominee on a case-by-case basis.

Family Relationships

There are no familial relationships among the executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and the persons who beneficially own more than ten percent of our common stock, to file reports of ownership and changes in ownership with the Commission. Copies of all filed reports are required to be furnished to us. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons complied with all applicable filing requirements during the fiscal year ended August 31, 2006, except that Mr. Gerace and Dr. Chu did not file Form 4 reporting their purchase in June 2006 of shares in the private placement of the Company until December 2006.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee, which recommends compensation levels for our chief executive officer and is authorized to consider and make grants of options pursuant to any approved stock option plan and to administer such plan, is comprised of Messrs. Gerace and Votaw and Dr. Chu. None of these members have been an officer or employee of Dynacq or any of its subsidiaries.

Compensation of Directors

Messrs. Chiu M. Chan and Philip S. Chan receive compensation only as officers of Dynacq. For the months of September and October 2006, the independent directors were paid a stipend of $4,000 per month, except that the Chairman of the Audit Committee was paid a stipend of $5,000 per month, for their service to the Board and the Committees on which they serve. For the rest of the fiscal year ended August 31, 2006, the stipend paid to the independent directors was $2,000 per month, and to the Chairman of the Audit Committee was $2,500 per month.

Independence and “Controlled Company” Disclosure

Mr. Chiu M. Chan owns or controls 8,603,131shares of the Company’s common stock and, therefore, holds approximately 54.66% of the Company’s voting power. Thus, the Board of Directors has determined that the Company is a “controlled company” within the meaning of Rule 4350(c)(5) of the National Association of Security Dealers Marketplace Rules. As a “controlled company,” the Company is exempt from certain listing standards of Nasdaq and is thus not required to have (i) a board of directors comprised of a majority of independent directors; (ii) compensation of the executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (iii) director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors. However, the Company is not exempt from the requirements to have an audit committee comprised of at least three independent directors and to hold regularly scheduled meetings in which only the independent directors are present.

EXECUTIVE OFFICERS

Name	Age	Position
Chiu M. Chan	54	Chief Executive Officer, President, and Chairman of the Board of Directors

Philip S. Chan	55	Vice President – Finance, Chief Financial Officer and Director

Alan A. Beauchamp	54	Executive Vice President and Chief Operating Officer

The following sets forth the name, age, present title, principal occupation, and certain biographical information for the past five years for our executive officers. Please refer to the director biographies for information regarding Messrs. Chiu Chan and Philip Chan.

Alan A. Beauchamp, age 54, has served as an Executive Vice President and our Chief Operating Officer since January 17, 2005. From 2004 until his employment with the Company, Mr. Beauchamp was a consultant to HealthPlus+ at Doctors Hospital Parkway and Doctors Hospital Tidwell in Houston, Texas; from 2003 to 2004, a partner with Medical Links International; and from 1997 to 2002, the President and Chief Executive Officer of four private software companies (Public Software Library, Digital Tome, Little Shop of Game Makers and Amazing Games). From 1984 to 1997, Mr. Beauchamp accumulated significant experience in an administrative and executive capacity for several healthcare organizations, including Premier Analytical Laboratories and Mid-America Healthcare Group, a private company owning four hospitals. Mr. Beauchamp graduated from Texas A&M University in 1975 with a Bachelors of Business Administration degree in accounting.

AUDIT COMMITTEE REPORT

For the fiscal year 2006, the Audit Committee operated under a written charter adopted by our Board of Directors. The Audit Committee members’ responsibilities and functions are not intended to duplicate or to certify the activities of management and the independent certified public accountants. The Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls.

During the fiscal year 2006, at various meetings the Audit Committee met with senior members of the Company’s financial management team, the Audit Committee’s independent counsel and/or our independent certified public accountants to review and discuss the financial statements and to discuss significant accounting issues.

On November 21, 2006, the Audit Committee discussed with our independent certified public accountants and senior management the critical accounting policies of the Company and key estimates used in preparing the audited financial statements for the fiscal year ending August 31, 2006, as well as the quality of the Company’s financial reporting. This included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant accounting judgments and estimates, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee reviewed the certifications prepared by the Chief Executive Officer and the Chief Financial Officer that the consolidated financial statements of the Company present fairly, in all material respects, the financial position and results of operations of the Company. The Audit Committee’s review also included discussion with the independent auditors of matters required pursuant to the Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee, among other things, discussed with Killman, Murrell & Company, P.C. matters relating to its independence, including the written disclosures and letter made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Board approve, and the Board has approved, the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2006 for filing with the Commission.

This report is furnished by the Audit Committee of our Board of Directors.

James G. Gerace

(Chairman)

Ping S. Chu

Stephen L. Huber

The report of the Audit Committee and the performance graph on page 10 shall not be deemed to be “soliciting material” or to be filed with the Commission, nor shall this information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Acts”), except to the extent that Dynacq Healthcare, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

The following table sets forth, as of December 28, 2006, information with respect to shares beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (b) each of our directors and the named executive officers named in the Summary Compensation Table below, and (c) all current directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, some shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within sixty days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investing power with respect to all shares of common stock shown as beneficially owned by them.

Beneficial Owner(1)	Shares Beneficially Owned As Of December 28, 2006
	Number Of Shares		Percent Of Class
Chiu M. Chan	8,603,131	(2)	54.66%
Philip S. Chan	521,589	(3)	3.27%
Earl R. Votaw	38,683		*
Ping S. Chu	266,973	(4)	1.70%
James G. Gerace	20,000		*
Alan A. Beauchamp	100,000	(5)	*
All directors and executive officers as a group (6 persons)	9,550,376	(6)	59.55%

(1)	The address for each named person is 10304 Interstate 10 East, Suite 369, Houston, Texas 77029.

(2)	Includes 1,610,205 shares held by Mr. Chan’s spouse and 204,811 shares held by Mr. Chan’s son. Since Mr. Chan has voting power with respect to 54.66% of the Company’s outstanding common stock, he controls the outcome of the vote concerning the election of directors and the ratification of the appointment of the independent auditors.
(3)	Includes 197,500 shares underlying options, which are currently exercisable.
(4)	Includes 404 shares held by one of Dr. Chu’s daughters and 404 shares held by another of Dr. Chu’s daughters.
(5)	Consists of options to purchase 100,000 shares of common stock, which are currently exercisable.
(6)	Includes 297,500 shares of common stock underlying options, which are currently exercisable.
*	Indicates ownership of less than 1%.

EXECUTIVE COMPENSATION

The following table presents certain summary information concerning compensation earned for services rendered in all capacities by the individual who served as our Chief Executive Officer of the Company during the fiscal year ending August 31, 2006, as well as our other most highly compensated executive officers (the “Named Executive Officers”) whose total annual salary and bonus exceeded $100,000 during the fiscal year ended August 31, 2006.

Summary Compensation Table

	Annual Compensation(1)				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation
Chiu M. Chan,	2006	180,000	—	—	—	—
President and C	2005	180,000	—	—	—	—
Chief Executive Officer	2004	180,219	—	—	—	—

Philip S. Chan,	2006	180,000	—	—	—	—
Chief Financial Officer	2005	180,000	—	—	—	—
	2004	180,000	—	—	—	—

Alan A. Beauchamp(2)	2006	176,923	—	—	—	—
Chief Operating Officer	2005	119,231

(1)	Excludes perquisites and other personal benefits unless the aggregate amount of such compensation was the lesser of either $50,000 or 10% of the total of annual salary and bonus.
(2)	Mr. Beauchamp’s employment with the Company began on January 17, 2005.

Stock Option Grants

There were no options granted to any of the Named Executive Officers in the fiscal year ended August 31, 2006.

Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

The following table sets forth information concerning option exercises during the fiscal year ended August 31, 2006 and the value of option holdings outstanding as of August 31, 2006 with respect to our Named Executive Officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-the- Money Options at FY-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Philip S. Chan	—	—	197,500	—	—	—
Alan A. Beauchamp	—	—	100,000	—	—	—

(1)	The fair market value of our common stock on August 31, 2006 was $2.00 per share, which was less than the exercise price payable for such shares.

Employment Contracts and Change-In-Control Arrangements

The Company has no employment contracts or change-in-control arrangements with any of its Named Executive Officers.

Our 2000 Stock Incentive Plan provides for accelerated vesting of the shares of common stock subject to outstanding options in connection with certain changes in control of Dynacq. See below, “Committee Report on Executive Compensation – Annual and Long Term Incentive Plan.”

Securities to be Issued Under Equity Compensation Plans

The following table sets forth, as of August 31, 2006, the number of shares of our common stock that may be issued upon the exercise of outstanding options issued under equity compensation plans, the weighted average exercise price of those options and the number of shares of common stock remaining available for future issuance under equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans approved by security holders:
2000 Stock Incentive Plan	1,017,846	$5.55	3,043,508

Equity Compensation Plan not approved by security holders:
1995 Non-Qualified Stock Option Plan for Consultants and Non-Employee Directors	—	—	364,828	(1)

(1)	The Board of Directors of the Company resolved on July 29, 2004 not to issue any additional stock options under the 1995 Non-Qualified Stock Option Plan for non-employees other than non-employee directors. No stock options are exercisable more than 10 years after the date of grant. In the event that a participant ceases to be a consultant or a director of the Company, options that vested prior to such termination are exercisable for 30 days after the termination.

Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors supervises our executive compensation. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee may review executive compensation surveys and other available information.

We seek to provide an overall level of compensation to our executives competitive within our industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal or individual circumstances warrant it. In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options.

Base salary levels for our executive officers are set generally to be competitive in relation to the salary levels of executive officers in other companies within our industry or other companies of comparable size, taking into consideration the position’s complexity, responsibility and need for special expertise. In reviewing salaries in individual cases, the Compensation Committee also takes into account individual experience and performance.

We provide long-term incentive compensation through our 2000 Stock Incentive Plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances to vesting requirements. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Chief Executive Officer Compensation

Mr. Chiu M. Chan was elected to the position of chief executive officer in 1992. For the fiscal years ended August 31, 2006 and 2005, Mr. Chan’s salary was $180,000 for each year. Mr. Chan received no bonuses or other equity compensation during the fiscal years ended August 31, 2006 and 2005.

Annual and Long-Term Incentive Plan

The 2000 Stock Incentive Plan provides that any employee, consultant or director of the Company, its subsidiaries and affiliated entities is eligible to receive stock options, restricted stock, performance awards, phantom shares, bonus shares, or other stock-based awards, either separately or in combination. The number of shares of common stock with respect to which awards may be granted under the Plan is 3,043,508, subject to adjustment. The Plan is intended to promote the interests of the Company by encouraging employees, consultants and directors of the Company, its parent corporation, its subsidiaries and affiliated entities, to acquire or increase their equity interest in the Company and to provide a means whereby they may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the Company’s business, thereby advancing the interests of the Company and its shareholders. As of August 31, 2006, there were 1,017,846 awards outstanding under the Plan.

Compliance with Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for annual compensation over $1.0 million paid to the Chief Executive Officer and certain other highly compensated executive officers. Generally, the Code excludes from the calculation of the $1.0 million cap compensation that is based on the attainment of pre-established, objective performance goals. Where practicable, it is the Compensation Committee’s policy to establish compensation practices that are both cost-efficient from a tax standpoint and effective as a compensation program. The Compensation Committee considers it important to be able to utilize the full range of incentive compensation tools, even though some compensation may not be fully deductible.

This report is furnished by the Compensation Committee of our Board of Directors.

Ping S. Chu (Chairman) James G. Gerace Earl R. Votaw

STOCK PERFORMANCE GRAPH

The following graph compares the yearly change in the Company’s cumulative, five-year total share owner return with the following Specialty Hospitals Peer Group (Alliance Imaging, Inc., MedCath Corp. and RehabCare Group, Inc.) and the Russell 3000 Index. The graph assumes that $100 was invested on September 1, 2001, in each of the Company’s common stock, the Specialty Hospitals Peer Group, and the Russell 3000, and assumes that all dividends were reinvested.

ASSUMES $100 INVESTED ON SEPT. 1, 2001

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING AUGUST 31, 2006

	Cumulative Total Return
	8/2001	8/2002	8/2003	8/2004	8/2005	8/2006
Dynacq Healthcare	100.00	104.29	159.67	38.61	32.74	13.20
Peer Group	100.00	65.24	56.06	83.64	106.17	86.15
Russell 3000	100.00	81.49	91.16	99.77	113.04	120.90

PROPOSAL 3: RATIFICATION OF INDEPENDENT AUDITORS

Killman, Murrell & Company, P.C. (“KMC”) audited the Company’s consolidated financial statements for the fiscal year ended August 31, 2006, and has advised the Company that it will have representatives available at the 2007 Annual Meeting to respond to appropriate questions. Such representatives will be permitted to make a statement if they desire to do so. The Company has selected KMC as its independent certified public accountants to audit its fiscal year 2007 consolidated financial statements. The Board of Directors recommends a vote FOR ratification of that selection.

Audit Fees

Aggregate fees for professional services rendered by Killman, Murrell & Company, P.C. for the fiscal years ended August 31, 2005 and 2006, were as follows:

	2005	2006
Audit Fees	$401,882	$184,026
Audit Related Fees	—	—
Tax–Related Fees	$71,736	$38,865
All Other Fees	—	—

Audit Fees for the fiscal years ended August 31, 2005 and 2006 represent the aggregate fees billed for professional services rendered by KMC for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees

There were no Audit Related Fees for the fiscal years ended August 31, 2005 and 2006.

Tax-Related Fees

Tax-Related Fees represents the aggregate fees billed for professional services rendered for the fiscal years ended August 31, 2005 and 2006 by KMC for income tax return preparation and tax compliance.

All Other Fees

There were no All Other Fees for the fiscal years ended August 31, 2005 and 2006.

Audit Committee Pre-Approval Policies and Procedures

All audit and non-audit services performed by the independent certified public accountants are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee’s charter provides that the Audit Committee may delegate to any of its members the authority to pre-approve any services performed by the independent certified public accountants, provided that such approval is presented to the Audit Committee at its next scheduled meeting. All of the audit-related, tax and all other services described above were pre-approved by the full Audit Committee.

PROPOSALS OF SHAREHOLDERS

Proposals of shareholders intended to be presented at the 2008 Annual Meeting of Shareholders must be received by the Secretary of the Company at its principal executive offices by September 10, 2007 to be considered for inclusion in the proxy statement and form of proxy relating to the 2008 Annual Meeting. In order for any shareholder proposal that is not included in such proxy statement and form of proxy to be brought before the 2008 Annual Meeting, such proposal must be received by the Secretary of the Company at its principal executive offices by September 10, 2007.

The Annual Report on Form 10-K of the Company for the year ended August 31, 2006, including audited financial statements, is enclosed with this proxy statement but does not constitute a part of the proxy soliciting material.

CODE OF ETHICS

The Company adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company has filed a copy of its Code of Ethics as an exhibit to our report on Form 10-K for the fiscal year ended August 31, 2003 by the Company and has also made such Code of Ethics available on the Company’s website at www.dynacq.com. A copy of the Code of Ethics will be provided to any person without charge, upon request, by sending a copy of such request to the attention of the Corporate Secretary at Dynacq Healthcare, Inc., 10304 Interstate 10-East, Suite 369, Houston, Texas 77029.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Six members of Mr. Chiu Chan’s immediate family (four brothers-in-law and two sisters-in-law) are employed by the Company or its subsidiaries. Such family members received an aggregate of $329,331 in compensation from the Company or its subsidiaries in fiscal year 2006.

Two members of Mr. Philip Chan’s immediate family (his sister and a sister-in-law) are employed by the Company or its subsidiaries. Such family members received an aggregate of $121,653 in compensation from the Company or its subsidiaries in fiscal year 2006.

During fiscal year 2005, the Company entered into an agreement with Redwood Health Corporation (“Redwood”), to furnish physicians to provide in-house emergency medical coverage for Vista Medical Center Hospital, its Pasadena Facility, during the weekend hours and weekday nights at an hourly rate of $75. The Company’s Chief Executive Officer’s son who is a physician is an affiliate of Redwood. The Company paid $207,225 for such services to Redwood in fiscal 2006. Management, as well as the Audit Committee that approved the agreement, believes that the hourly rate being paid is consistent with comparable in-house emergency medical coverage rates available in the area.

The Company leases approximately 7,250 square feet of office space under an 8-year lease dated September 1, 2003. The Company paid $1,286 per month for the first year of the lease and pays $6,525 per month for the remainder of the lease term. The lessor of the office space is Capital Bank, of which Mr. Earl Votaw, one of the Company’s directors, is a director. Management believes that the lease rate being paid is consistent with comparable commercial rates available in the area.

SOLICITATION

The Company will bear the cost of the solicitation of proxies. In addition to solicitation by mail, certain of the directors, officers or regular employees of the Company may, without extra compensation, solicit the return of proxies by telephone or electronic media. Arrangements will be made with brokerage houses, custodians and other fiduciaries to send proxy material to their principals, and they will be reimbursed by the Company for any out-of-pocket expenses.

VOTING PROCEDURES

A majority of the outstanding shares of common stock present in person or represented by proxy at the 2007 Annual Meeting constitutes a quorum for the transaction of business. If an executed proxy card is returned and the shareholder has explicitly abstained from voting on a proposal, the shares represented by such proxy will be considered present at the annual meeting for purposes of determining a quorum and will count as votes cast on the matter but will not count as votes cast in favor of the proposal. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote.

The inspector of elections appointed by the Company will count all votes cast, in person or by submission of a properly executed proxy, before the closing of the polls at the meeting. The affirmative vote of holders of a majority of the shares of our common stock issued and outstanding as of the record date is required to approve the reincorporation of the Company in Nevada (Proposal 1), the affirmative vote of holders of a plurality of the common stock present or represented by proxy at the meeting and entitled to vote is required for the election of each director nominee (Proposal 2), and the affirmative vote of holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote is required on the ratification of the selection of auditors (Proposal 3) and on all other matters before the meeting. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors, and on all other matters abstentions have the effect of a vote against the proposal and broker non-votes will not be taken into account.

OTHER MATTERS

Shareholders who wish to communicate with the Board of Directors, or with any individual director, may send such communication in writing addressed to the Board of Directors, or to an individual director, at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029. All communications received from shareholders are sent directly to Board members.

The Board knows of no other business to come before the 2007 Annual Meeting. However, if any other matters are properly brought before the 2007 Annual Meeting, the persons named in the accompanying form of proxy or their substitutes will vote in their discretion on those matters.

ANNEX A

PLAN AND AGREEMENT OF MERGER

THIS PLAN AND AGREEMENT OF MERGER (this “Agreement”), dated as of February 15, 2007, is made and entered into by and between DYNACQ HEALTHCARE, INC., a Delaware corporation (“Dynacq-Delaware”); and DYNACQ HEALTHCARE, INC., a Nevada corporation (“Dynacq-Nevada”).

W I T N E S S E T H:

WHEREAS, Dynacq-Delaware is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on September 19, 2003, and having its registered offices at Capitol Services, Inc., 615 South Dupont Highway, Dover, DE 19901;

WHEREAS, Dynacq-Nevada is a corporation duly organized and existing under the laws of the State of Nevada, having been incorporated on January __, 2007 and having its registered offices at 6100 Neil Road, Suite 500, Reno, NV 89511; and

WHEREAS, the Board of Directors and stockholders of Dynacq-Delaware and Dynacq-Nevada have approved this Agreement under which Dynacq- Delaware shall be merged with and into Dynacq- Nevada with Dynacq-Nevada being the surviving corporation (such merger being hereinafter referred to as the “Merger”).

NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that Dynacq- Delaware shall be merged with and into Dynacq- Nevada on the terms and conditions hereinafter set forth.

ARTICLE I

MERGER

Effective the later to occur of (i) 12:01 a.m. Central Standard time, on February 16, 2007, or (ii) the time the Articles of Merger are accepted for filing in Nevada and the Certificate of Merger is accepted for filing in Delaware (the “Effective Time”), Dynacq- Delaware shall be merged with and into Dynacq- Nevada in accordance with the Delaware General Corporation Law (“DGCL”) and the Nevada Revised Statutes (“NRS”), and the separate existence of Dynacq-Delaware shall cease and Dynacq-Nevada (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of Dynacq Healthcare, Inc. by virtue of, and shall be governed by, the laws of the State of Nevada. The address of the registered office of the Surviving Corporation in the State of Nevada will be 6100 Neil Road, Suite 500, Reno, Nevada 89511. The name of the Corporation’s registered agent at such address is Gregg P. Barnard.

ARTICLE II

ARTICLES OF INCORPORATION

OF THE SURVIVING CORPORATION

The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of Dynacq-Nevada without change, as in effect immediately prior to the Effective Time, unless and until thereafter amended as provided by applicable law. A copy of the Articles of Incorporation of Dynacq-Nevada is attached hereto as Exhibit A.

ARTICLE III

BYLAWS OF THE SURVIVING CORPORATION

The Bylaws of Dynacq-Nevada shall be the Bylaws of the Surviving Corporation as in effect immediately prior to the Effective Time without change, unless and until amended or repealed in accordance with applicable law.

ARTICLE IV

EFFECT OF MERGER ON STOCK

OF CONSTITUENT CORPORATIONS

4.01 At the Effective Time, each outstanding share of Dynacq- Nevada Common Stock, par value $0.001 per share, shall be converted into one share of common stock, par value $0.001 per share, of the Surviving Corporation (the “Nevada Common Stock”).

4.02 At and after the Effective Time, each share of Dynacq- Delaware Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.

4.03 At and after the Effective Time, all documentation which prior to that time evidenced and represented Delaware Common Stock shall be deemed for all purposes to evidence ownership of and to represent those shares of Nevada Common Stock into which the Delaware Common Stock represented by such documentation has been converted as herein provided and shall be so registered on the books and records of Dynacq-Nevada. The registered owner of any outstanding stock certificate evidencing Delaware Common Stock shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Dynacq- Nevada or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Nevada Common Stock evidenced by such outstanding certificate as above provided.

ARTICLE V

CORPORATE EXISTENCE, POWERS AND

LIABILITIES OF SURVIVING CORPORATION

5.01 On the Effective Time, the separate existence of Dynacq- Nevada shall cease and Dynacq- Nevada shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of Dynacq-Delaware; and all rights, privileges, powers and franchises of Dynacq-Delaware, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to Dynacq-Delaware, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of Dynacq-Delaware, and the title to any real estate, whether by deed or otherwise, vested in Dynacq-Delaware shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Dynacq-Delaware shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

5.02 Dynacq-Delaware agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of Dynacq-Delaware and otherwise to carry out the intent and purposes of this Agreement.

ARTICLE VI

OFFICERS AND DIRECTORS

OF SURVIVING CORPORATION

At the Effective Time, the officers and directors of Dynacq-Delaware shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

ARTICLE VII

APPROVAL BY STOCKHOLDERS;

AMENDMENT; EFFECTIVE TIME

7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the stockholders of Dynacq-Delaware in accordance with Delaware law. As promptly as practicable after approval of this Agreement by such stockholders in accordance with applicable law, duly authorized officers of Dynacq-Delaware and Dynacq-Nevada shall make and execute such Articles of Merger and other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Secretaries of State of Delaware and Nevada, respectively, in accordance with the applicable Delaware and Nevada law.

7.02 The respective Boards of Directors of Dynacq-Delaware and Dynacq-Nevada may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Dynacq-Delaware shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any Delaware Common Stock; (2) alter or change any term of the Articles of Incorporation of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any Delaware Common Stock.

ARTICLE VIII

PAYMENT OF FEES AND FRANCHISE TAXES

The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of Dynacq-Delaware relating to or required to be paid in connection with the Merger.

ARTICLE IX

TERMINATION OF MERGER

This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after stockholder approval of this Agreement, by the consent of the Board of Directors of Dynacq-Delaware and the Board of Directors of Dynacq-Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

DYNACQ HEALTHCARE, INC., a Delaware corporation

By:	/s/ Philip Chan
Philip Chan, Vice President

DYNACQ HEALTHCARE, INC., a Nevada corporation

By:	/s/ Philip Chan
Philip Chan, Vice President

ANNEX B

ARTICLES OF INCORPORATION

OF

DYNACQ HEALTHCARE, INC.

ARTICLE I.

CORPORATE NAME

The name of the corporation (which is hereinafter referred to as the “Corporation”) is Dynacq Healthcare, Inc.

ARTICLE II.

REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Nevada is 6100 Neil Road, Suite 500, Reno, Nevada 89511. The name of its registered agent at such address is Gregg P. Barnard.

ARTICLE III.

CORPORATE PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Nevada Revised Statutes.

ARTICLE IV.

AUTHORIZED SHARES

The total number of shares of capital stock that the Corporation shall have the authority to issue is One Hundred Five million (105,000,000) shares consisting of One Hundred million (100,000,000) shares of common stock with a par value of $0.001 per share and Five million (5,000,000) shares of preferred stock having a stated value of $0.01 per share.

The Board of Directors is expressly authorized, subject to any limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of preferred stock in series, and by filing a certificate pursuant to the applicable law of the State of Nevada, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

A. the number of shares constituting that series and the distinctive designation of that series;

B. the dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

C. whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

D. whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

E. whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

F. whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

G. the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

H. any other relative rights, preferences and limitations of that series.

ARTICLE V.

BOARD OF DIRECTORS

A. (i) The Board of Directors of the Corporation shall initially consist of six (6) members and thereafter shall consist of the number of directors that, from time to time, shall be fixed by, or in the manner provided in the Bylaws of the Corporation. The names and addresses of the individuals who are to serve as the initial Board of Directors of the Corporation until the first annual meeting of the stockholders, or until their successors are duly elected and qualified are as follows:

NAME	ADDRESS

Chiu M. Chan	4301 Vista Road
Pasadena, Texas 77504

Philip S. Chan	4301 Vista Road
Pasadena, Texas 77504

James G. Gerace	4301 Vista Road Pasadena, Texas 77504

Stephen L. Huber	4301 Vista Road
Pasadena, Texas 77504

Earl R. Votaw	4301 Vista Road
Pasadena, Texas 77504

Ping S. Chu	4301 Vista Road
Pasadena, Texas 77504

(ii) Elections of directors need not be done by written ballot unless the Bylaws of the Corporation shall otherwise provide.

B. The Board of Directors is expressly authorized to adopt, alter, amend or repeal the Bylaws of the Corporation. In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the Nevada Revised Statutes, these Articles of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that notwithstanding any provision in these Articles of Incorporation to the contrary, the stockholders may not adopt, repeal or amend the Bylaws of the Corporation without the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Corporation’s outstanding shares of common stock; and provided further, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

ARTICLE VI.

DIRECTOR AND OFFICER LIABILITY

Except as otherwise provided in Nevada Revised Statutes Section 35.230, 90.660, 91.250, 452.200, 452.270, 668.045 and 694A.030, a director or officer is not individually liable to the Corporation, its stockholders or its creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or refusal to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. In the event that Nevada law is amended to authorize the further elimination or limitation of liability of directors or officers, then this Article VI shall also be deemed amended to provide for the elimination or limitation of liability to the fullest extent permitted by Nevada law, as so amended.

ARTICLE VII.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

A. Indemnification - General. The Corporation shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while holding the office of director or officer against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he (i) is not liable pursuant to Nevada Revised Statutes Section 78.138 and (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolocontendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful. Notwithstanding the foregoing, except as provided in the following paragraph, the Corporation shall indemnify any such person in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

If a claim for indemnity under the preceding paragraph is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense of any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada

Revised Statutes for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the Nevada Revised Statutes, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

B. Derivative Actions. The Corporation shall indemnify, to the fullest extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason or the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he (i) is not liable pursuant to Nevada Revised Statutes Section 78.138 and (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the District Court of the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the District Court or such other court shall deem proper.

C. Indemnification in Certain Cases. To the extent that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections A and B of this Article VII or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

D. Procedure. Any indemnification under Sections A and B of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in such Sections A and B. Such determination may be made by any of the following: (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable if a quorum of disinterested directors so directs, independent legal counsel in a written opinion, or (iii) the stockholders.

E. Advances for Expenses. Expenses (including attorneys’ fees) incurred by a director or officer of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall be ultimately determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII.

F. Rights Not Exclusive. The right to indemnification provided by, or granted pursuant to, this Article VII (including the right to advancement of expenses) shall be a contract right of each director and officer of the Corporation. The indemnification and advancement of expenses provided by, or granted pursuant to, the other Sections of this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

G. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII.

H. Construction. For the purposes of this Article VII, (i) references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer, of such constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity; (ii) references to “other enterprises” shall include employee benefits plans; (iii) references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; (iv) references to “serving at the request of the Corporation as an officer or director” shall include any service in an official capacity as a director or officer of the Corporation or in any other capacity while holding the office of director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and (v) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation.”

I. Survival of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to this Article VII shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VIII.

AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute and by these Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE IX.

ELECTION REGARDING CERTAIN TRANSACTIONS

The Corporation shall not be subject to the provisions of Nevada Revised Statutes Sections 78.378 to 78.3793, inclusive (Acquisition of Controlling Interest) or Nevada Revised Statutes Sections 78.411 through 78.444, inclusive (Combinations with Interested Stockholders).

ARTICLE X.

INCORPORATOR

The name and mailing address of the incorporator is Gregg P. Barnard. The powers of the incorporator shall terminate upon the filing of these Articles of Incorporation with the Nevada Secretary of State.

The undersigned, being the incorporator named above, for the purpose of forming a corporation pursuant to the Nevada Revised Statutes, does make this certificate, hereby declaring and certifying that this is his act and deed and the facts herein stated are true, and accordingly has hereunto set his hand this          day of January, 2007.

/s/ Gregg P. Barnard
Gregg P. Barnard, Incorporator

ANNEX C

BYLAWS

OF

DYNACQ HEALTHCARE, INC.

(A NEVADA CORPORATION)

ARTICLE I

OFFICES

1.01 Registered Office. The initial registered office of Dynacq Healthcare, Inc. (the “Corporation”) shall be located in 6100 Neil Road, Suite 500, City of Reno, State of Nevada. The location of the registered office of the Corporation may be changed from time to time to such other city and county within the State of Nevada as the Board of Directors may authorize.

1.02 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Nevada, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.01 Time and Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such time and place, either within or without the State of Nevada, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Nevada, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.02 Annual Meeting. An annual meeting of stockholders shall be held at 10:00 a.m. on such date each year as is determined by the Board of Directors, as stated in the notice of meeting, at which meeting the stockholders shall elect by a plurality vote the number of directors as provided for herein and shall transact such other business as may properly be brought before the meeting.

2.03 Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute or by the Articles of Incorporation, may be called at any time exclusively by the order of the Board of Directors or by the Chairman of the Board or the Chief Executive Officer pursuant to a resolution adopted by a majority of the members of the Board of Directors. Such written resolution shall state the purpose or purposes for which such meeting shall be called. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

2.04 Notice of Annual or of Special Meeting; Adjournment. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President or the Secretary to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and the place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At the adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under this Section 2.04. Attendance by a stockholder without objection to the notice, whether in person or by proxy, at a stockholders’ meeting shall constitute a waiver of notice of the meeting.

2.05 Business at Special Meeting. The business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice thereof.

2.06 Meetings by Means of Communications Equipment. Subject to the provisions requiring or permitting notice of meeting, unless otherwise restricted by the Articles of Incorporation or these Bylaws, stockholders may participate in and hold any meeting of stockholders by means of telephone, video, electronic or Internet conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting; provided, however, that participation by any person for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened shall not constitute presence in person.

2.07 Quorum of Stockholders. Except as otherwise required by statute or the Articles of Incorporation or these Bylaws, the holders of a majority of the shares entitled to vote represented (i) in person, (ii) by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or (iii) if authorized by the Board of Directors, by telephonic, video, electronic, Internet, or similar voting methods, shall constitute a quorum for the transaction of business at a meeting of stockholders. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders so present or represented shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice under Section 2.04.

2.08 Voting; Proxies. Except as otherwise provided in the Articles of Incorporation or any Certificate of Designation, each stockholder entitled to vote at any meeting of the stockholders shall be entitled to one (1) vote for each share of stock which has the voting power in question held by him and registered in his name on the books of the Corporation on a date fixed pursuant to the provisions of Section 8.05 of these Bylaws as the record date for the determination of stockholders who shall be entitled to notice of and to vote at such meeting. Each stockholder having the right to vote shall be entitled to vote (i) in person, (ii) by proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact, or (iii) if authorized by the Board of Directors, by telephonic, video, electronic, Internet, or similar voting methods. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, telefacsimile or otherwise). No proxy shall be voted or acted upon after three (3) years from its date, unless said proxy shall provide for a longer period. Each proxy shall be revocable unless expressly provided therein to be irrevocable and unless otherwise made irrevocable by law. At all meetings of the stockholders at which a quorum is present, all matters, except where other provision is made by law, the Articles of Incorporation or these Bylaws, shall be decided by the vote of a majority of the votes cast by the stockholders present in person or by proxy and entitled to vote thereat, a quorum being present. Unless demanded by a stockholder of the Corporation present in person or by proxy at any meeting of the stockholders and entitled to vote thereat, or so directed by the chairman of the meeting, the vote thereat need not be by written ballot. Upon a demand of any such stockholder for a vote by written ballot on any question or at the direction of such chairman that a vote by written ballot be taken on any question, such vote shall be taken by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

2.09 Voting List. It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger, either directly or through another officer of the Corporation designated by him or through a transfer agent appointed by the Board of Directors, to prepare and make, not less than ten (10) days nor more than sixty (60) days before each annual or special meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and number of shares held by each stockholder, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to the stockholders entitled to examine such list or transfer books or to vote at any such meeting of stockholders.

2.10 Inspectors of Votes. At each meeting of the stockholders, the chairman of such meeting may appoint two (2) Inspectors of Votes to act thereat, unless the Board of Directors shall have theretofore made such appointments. Each Inspector of Votes so appointed shall first subscribe an oath or affirmation faithfully to execute the duties of an Inspector of Votes at such meeting with strict impartiality and according to the best of his ability. Such Inspectors of Votes, if any, shall take charge of the ballots, if any, at such meeting and, after the balloting thereat on any question, shall count the ballots cast thereon and shall make a report in writing to the secretary of such meeting of the results thereof. An Inspector of Votes need not be a stockholder of the Corporation, and any officer of the Corporation may be an Inspector of Votes on any question other than a vote for or against his election to any position with the Corporation or on any other question in which he may be directly interested.

2.11 Action by Written Consent Without a Meeting. Any action to be taken at a meeting of the stockholders required or permitted by law, the Articles of Incorporation or these Bylaws may be taken without a meeting and without notice if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Such consent shall have the same force and effect as if the votes had been cast at a duly noticed, called and convened annual or special meeting of such stockholders. Prompt notice of the taking of any corporate action without a meeting by less than unanimous consent shall be given to all stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice.

ARTICLE III

BOARD OF DIRECTORS

3.01 Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, which shall have and may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Articles of Incorporation, or these Bylaws directed or required to be exercised or done by the stockholders.

3.02 Number of Directors. The number of directors which shall constitute the whole Board of Directors shall not be less than one (1) or more than nine (9). Within the limits above specified, the number of directors which shall constitute the whole Board of Directors shall be determined from time to time exclusively by the Board of Directors pursuant to a resolution adopted by at least a majority of the directors. Unless otherwise fixed by resolution of the Board of Directors, the number of directors shall be the number stated in the Articles of Incorporation.

3.03 Election and Term. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors at any annual or special meeting of stockholders and each director elected shall hold office until the next succeeding annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation or removal.

3.04 Vacancies. Subject to (i) the rights, if any, of the holders of any preferred stock series designated in accordance with the Articles of Incorporation and the terms of any Certificate of Designation with respect to the election of additional directors and (ii) the minimum and maximum number of authorized directors, pursuant to the Articles of Incorporation and these Bylaws, a vacancy occurring in the Board of Directors may be filled by plurality vote in an election at an annual or special meeting of the stockholders called for such purpose, or by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board of Directors remains. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

3.05 Resignation and Removal. Any director may resign at any time upon giving written notice to the Corporation. Subject to (i) the rights, if any, of the holders of any preferred stock series designated in accordance with the Articles of Incorporation and the terms of any Certificate of Designation with respect to the election of additional directors and (ii) the minimum and maximum number of authorized directors, at any meeting of stockholders called expressly for the purpose of removing a director or directors, any director or the entire Board of Directors may be removed, with or without cause, by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors. If the entire Board is removed, then the stockholders shall elect at least one (1) director pursuant to the Articles of Incorporation and these Bylaws.

3.06 Compensation of Directors. As specifically prescribed from time to time by resolution of the Board of Directors, the directors of the Corporation may be paid their expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board or a stated salary in their capacity as directors. This provision shall not preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may also be paid their expenses of attendance and fixed compensation for attending committee meetings.

ARTICLE IV

MEETINGS OF THE BOARD

4.01 First Meeting. The first meeting of each newly elected Board of Directors shall be held at such time and place either within or without the State of Nevada on the day of the annual meeting of stockholders after the adjournment thereof, and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute a meeting, provided a quorum shall be present, or the meeting may be convened at such place and time as shall be fixed by the consent in writing of all the directors. In the event such meeting is not held immediately following the annual meeting of stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

4.02 Regular Meetings. Regular meetings of the Board of Directors may be held with or without notice at such time and at such place either within or without the State of Nevada as from time to time shall be prescribed by the consent in writing of all the Board of Directors.

4.03 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or the Secretary, by providing notice to each director, either personally or by telephone or by mail, telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, not less than twenty-four (24) hours nor more than thirty (30) days before the date of the meeting. Special meetings shall be called by the Chairman of the Board, the Chief Executive Officer, the President, or the Secretary in like manner and on like notice on the written request of at least two (2) directors. Notice of any such meeting need not be given to any director, however, if waived by him in writing or by telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, or if he shall be present at such meeting.

4.04 Business at Regular or Special Meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

4.05 Meetings by Means of Communications Equipment. Subject to the provisions requiring or permitting notice of a meeting, unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors or members of any committee designated by such Board of Directors may participate in and hold a meeting of such directors by means of telephone, video, electronic or Internet conference, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in such meeting shall constitute presence in person at such meeting; provided, however, that participation by any person for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened shall not constitute presence in person.

4.06 Quorum of Directors; Act of Directors. At all meetings of the Board of Directors, a majority of the Board of Directors at the time in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is required by law or the Articles of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

4.07 Interested Directors and Officers.

A. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest shall be void or voidable solely for such reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s votes are counted for such purpose, if:

(1) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

B. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

4.08 Action by Written Consent Without a Meeting. Any action required or permitted by law, the Articles of Incorporation or these Bylaws to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting and without notice if (i) all members of the Board of Directors or the committee, as the case may be, consent thereto in writing, setting forth the action so taken; (ii) such written consent is signed by all members of the Board of Directors or committee, as the case may be; and (iii) the consent is filed with the minutes of the Board of Directors or the committee, as the case may be. Such consent shall have the same force and effect as the unanimous vote of the directors at any such meeting, had one been held.

ARTICLE V

COMMITTEES OF DIRECTORS

5.01 Executive Committee: How Constituted and Powers. The Board of Directors may in its discretion, by resolution passed by a majority of the whole Board of Directors, designate an Executive Committee consisting of one or more of the directors of the Corporation. Subject to the provisions of the Nevada Revised Statutes, the Articles of Incorporation, or these Bylaws, the Executive Committee shall have and may exercise, when the Board of Directors is not in session, all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but the Executive Committee shall not have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee of directors or to elect or remove officers of the Corporation. The Executive Committee shall have the power and authority to authorize the issuance of capital stock and grant and authorize options and other rights with respect to such issuance. The Board of Directors shall have the power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of the Executive Committee, to fill all vacancies in it, or to dissolve it, either with or without cause.

5.02 Executive Committee: Organization. The Chairman of the Executive Committee, to be selected by the Board of Directors, shall act as chairman at all meetings of the Executive Committee and the Secretary shall act as secretary thereof. In case of the absence from any meeting of the Executive Committee of the Chairman of the Executive Committee or the Secretary, the Executive Committee may appoint a chairman or secretary, as the case may be, of the meeting.

5.03 Executive Committee: Meetings. Regular meetings of the Executive Committee, of which no notice shall be necessary, may be held on such days and at such places, within or without the State of Nevada, as shall be fixed by resolution adopted by a majority of the Executive Committee and communicated in writing to all its members. Special meetings of the Executive Committee shall be held whenever called by the Chairman of the Executive Committee or a majority of the members of the Executive Committee then in office. Notice of each special meeting of the Executive Committee shall be given by mail, telegraph, telex, cable, wireless, electronic mail or other form of recorded communication or be delivered personally or by telephone to each member of the Executive Committee not less than twenty-four (24) hours nor more than thirty (30) days before the day on which such meeting is to be held. Notice of any such meeting need not be given to any member of the Executive Committee, however, if waived by him in writing or by telegraph, telex, cable, wireless, electronic mail or other form of recorded communication, or if he shall be present at such meeting; and any meeting of the Executive Committee shall be a legal meeting without any notice thereof having been given, if all the members of the Executive Committee shall be present thereat. Subject to the provisions of this Article V, the Executive Committee, by resolution adopted by a majority of the whole Executive Committee, shall fix its own rules of procedure.

5.04 Executive Committee: Quorum and Manner of Acting. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at a meeting thereof at which a quorum is present shall be the act of the Executive Committee.

5.05 Other Committees. The Board of Directors may, by resolution or resolutions passed by a majority of the whole Board of Directors, designate one or more other committees consisting of one or more directors of the Corporation, which, to the extent provided in said resolution or resolutions, shall have and may exercise, subject to the provisions of the Nevada Revised Statutes, the Articles of Incorporation, and these Bylaws, the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and shall have the power to authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power to fill vacancies in the Board of Directors, the Executive Committee, or any other committee or in their respective membership, to elect or remove officers of the Corporation, or to authorize the issuance of shares of the capital stock of the Corporation, except that such a committee may, to the extent provided in said resolutions, grant and authorize options and other rights with respect to the common stock of the Corporation pursuant to and in accordance with any plan approved by the whole Board of Directors. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the whole Board of Directors. A majority of all the members of any such committee may determine its action and fix the time and place of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time, by resolution passed by a majority of the whole Board of Directors, to change the membership of any such committee, to fill vacancies in it, or to dissolve any such committee, either with or without cause.

5.06 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of the Executive Committee or any other committee, who may replace any absent or disqualified member at any meeting of the committee, or if none be so appointed, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

5.07 Minutes of Committees. Each committee shall keep regular minutes of its meetings and proceedings and report the same to the Board of Directors at the next meeting thereof.

ARTICLE VI

OFFICERS

Subject to certain limitations contained elsewhere in these Bylaws, the Board of Directors of the Corporation shall have those powers enumerated below with respect to the officers of the Corporation.

6.01 Officers. The officers of the Corporation shall consist of a President and a Secretary, and may also include a Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents, a Treasurer, a Controller, a Chairman of the Board and such other offices as may be necessary, including assistant officers. Any Vice President of the Corporation may, by the addition of a number or a word or words before or after the title “Vice President,” be designated “Senior Executive,” “Executive,” “Senior,” “First,” “Second,” or “Assistant” Vice President, and may be designated with respect to his function or position with the Corporation. Each officer of the Corporation shall be elected by the Board of Directors as provided in Section 6.02 of these Bylaws. Any two or more offices may be held by the same person. The executive officers of the Corporation shall be the President, Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, one or more Vice Presidents designated by the Board of Directors, and the Chairman of the Board.

6.02 Election. At its first meeting after each annual meeting of stockholders, the Board of Directors shall elect a President and a Secretary, neither of whom need be a member of the Board. The Board also may elect one of its members as Chairman of the Board, and may elect such other officers as are provided in Section 6.01. All officers shall hold their offices for such terms and shall exercise such powers and perform such duties as are described in these Bylaws or as shall be determined from time to time by the Board of Directors.

6.03 Salaries. The salaries of all officers of the Corporation shall be fixed by resolution of the Board of Directors in accordance with these Bylaws.

6.04 Term, Removal and Vacancies. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation or removal. Subject to any employment agreement between any officer and the Corporation, any officer may resign at any time upon giving notice to the Corporation, and the Board of Directors may, at any time, remove any officer whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election as an officer shall not of itself create any contract right in the person so elected. Any vacancy occurring in any office of the Corporation as a result of such officer’s death, resignation, removal or otherwise shall be filled by the Board of Directors.

6.05 The Chairman of the Board. The Chairman of the Board of Directors, if any, shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee, and shall have such other authority and perform such other duties as are prescribed by law, these Bylaws and the Board of Directors. The Board of Directors may designate the Chairman of the Board as the Chief Executive Officer of the Corporation, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.06 The Vice-Chairman of the Board. The Vice-Chairman of the Board, if any, shall have such authority and perform such other duties as are prescribed by these Bylaws and by the Board of Directors. In the absence or inability of the Chairman of the Board and of the President to act, the Vice-Chairman of the Board shall preside at the meetings of the stockholders, the Board of Directors and the Executive Committee, and shall have and exercise all of the powers and duties of the Chairman of the Board. The Board of Directors may designate the Vice-Chairman of the Board as Chief Executive Officer of the Corporation, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.07 The President. The President of the Corporation shall have such authority and perform such duties as are prescribed by law, these Bylaws, the Board of Directors and the Chief Executive Officer (if the President is not the Chief Executive Officer). If there is no Chairman of the Board, or in his absence or inability to act as the Chairman of the Board, the President shall preside at all meetings of stockholders, the Board of Directors and the Executive Committee. Unless the Board of Directors designates the Chairman of the Board or the Vice-Chairman of the Board as Chief Executive Officer, the President shall be the Chief Executive Officer, in which case he or she shall have such authority and perform such duties as are prescribed by these Bylaws and the Board of Directors for the office of Chief Executive Officer.

6.08 The Chief Executive Officer. Unless the Board of Directors designates the Chairman of the Board or the Vice-Chairman of the Board as Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation. Subject to the supervision and direction of the Board of Directors, the Chief Executive Officer of the Corporation shall have general supervision of the business, property and affairs of the Corporation, including the power to appoint and discharge agents and employees, and all powers vested in him or her by law, the Board of Directors, and these Bylaws, or which usually and customarily attach or pertain to the office of President.

6.09 The Chief Operating Officer. The Chief Operating Officer of the Corporation, if any, shall be responsible for all of the Corporation’s day-to-day administrative matters, and shall have all other powers vested in him or her by the Board of Directors or the President and these Bylaws.

6.10 The Chief Financial Officer. The Chief Financial Officer of the Corporation shall be responsible all of the Corporation’s financial matters and internal and external financial reporting. The Chief Financial Officer shall supervise the Treasurer and Controller of the Corporation.

6.11 Vice Presidents. Unless otherwise determined by the Board of Directors, one of the Vice Presidents shall, in the absence or inability of the President to act, perform the duties and exercise the powers of the President. The respective Vice Presidents shall perform such other duties and have such other powers as the Board of Directors shall prescribe.

6.12 Secretary. The Secretary shall attend all meetings of the Board of Directors and of the stockholders, record all the proceedings of the meetings of the Board of Directors and of the stockholders in a book to be kept for that purpose, and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings as may be prescribed by the Board of Directors or the President. The Secretary shall keep in safe custody the seal of the Corporation, and, when authorized by the Board of Directors, affix the same to any instrument requiring it, which shall be attested by his signature or, in his absence or inability to act, by the signature of an Assistant Secretary, or the Treasurer acting as Assistant Secretary.

6.13 Assistant Secretaries. Unless otherwise determined by the Board of Directors, one or more Assistant Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary. The Assistant Secretaries shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

6.14 Treasurer. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation, and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings, or at such other times as the Board of Directors so requires, an account of all his or her transactions as Treasurer, and of the financial condition of the Corporation. The Treasurer shall, in the absence or inability of the Secretary or any Assistant Secretary to act, perform the duties and exercise the powers of an Assistant Secretary. The Treasurer shall be under the supervision of the Chief Financial Officer.

6.15 Assistant Treasurers. Unless otherwise determined by the Board of Directors, the Assistant Treasurer shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors, the President or the Treasurer may from time to time prescribe.

6.16 Controller. The Controller, if one is appointed, shall have supervision of the accounting practices of the Corporation and shall prescribe the duties and powers of any other accounting personnel of the Corporation. He shall cause to be maintained an adequate system of financial control through a program of budgets and interpretive reports. He shall initiate and enforce measures and procedures whereby the business of the Corporation shall be conducted with the maximum efficiency and economy. If required, he shall prepare a monthly report covering the operating results of the Corporation. The Controller shall be under the supervision of the Chief Financial Officer, if one is so designated, and he shall perform such other duties as may be prescribed by the Board of Directors, the President, or the Chief Financial Officer.

6.17 Assistant Controller. The Assistant Controller or Assistant Controllers shall assist the Controller, and in the absence of the Controller or in the event of his inability or refusal to act, the Assistant Controller (or, if there shall be more than one, the Assistant Controllers, in the order designated by the Board of Directors, or in the absence of any designation, then in the order of their appointment) shall perform the duties and exercise the powers of the Controller and perform such other duties and have such other powers as the Board of Directors, the President, or the Controller may from time to time prescribe.

6.18 Officer’s Bond. If required by the Board of Directors, any officer so required shall give the Corporation a bond (which shall be renewed as the Board of Directors may require) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and for the restoration to the Corporation, in case of his or her death, resignation, retirement or removal from office, of any and all books, papers, vouchers, money and other property of whatever kind belonging to the Corporation which is in his or her possession or control.

ARTICLE VII

INDEMNIFICATION

7.01 Indemnification of Directors and Officers. The Corporation shall indemnify, to the fullest extent permitted by law and the Articles of Incorporation, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while holding the office of director or officer against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he (i) is not liable pursuant to Nevada Revised Statutes Section 78.138 and (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

7.02 Indemnification of Others. The Corporation may, by resolution adopted by the Board of Directors, indemnify, to the fullest extent permitted by law and the Articles of Incorporation, any person who was or is a party or is threatened to be made a party to or is involved in any manner (including as witness) in any threatened, pending or completed action, suit or proceeding, whether civil or criminal, administrative or investigative and whether formal or informal or external or internal to the Corporation by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of any other Corporation, partnership, joint venture, trust or other enterprise, including service with respect to any employee benefit plan, against expenses (including attorneys’ fees), judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he (i) is not liable pursuant to Nevada Revised Statutes Section 78.138 and (ii) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

7.03 Rights Not Exclusive; Survival of Rights. The indemnification and advancement of expenses or provided by or granted pursuant to the Articles of Incorporation and this Article VII shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent of the Corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person. Any repeal or modification of these bylaws or relevant provisions of the Nevada Revised Statutes and other applicable law, if any, shall not affect any then existing rights of any person entitled to indemnification or advancement of expenses.

7.04 Insurance. Upon resolution passed by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article VII or under the Articles of Incorporation.

7.05 Mergers. For purposes of this Article VII, references to “the Corporation” shall include all constituent corporations absorbed in a consolidation or merger, as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ARTICLE VIII

CERTIFICATES FOR SHARES

8.01 Certificates Representing Shares. The shares of the Corporation may be represented by certificates signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. Such signatures may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer at the date of its issue.

Each certificate representing shares shall include upon the face thereof:

i) the name of the Corporation,

ii) that the Corporation is organized under the laws of the State of Nevada,

iii) the name of the person, persons, entity or entities to whom issued,

iv) the number of shares represented, and

v) the par or stated value of each share,

and may include such other matters as the Board of Directors may from time to time direct, not inconsistent with law, the Articles of Incorporation or these Bylaws.

8.02 Restriction on Transfer of Shares. If any restriction on the transfer or registration of shares shall be imposed or agreed to by the Corporation, as permitted by law, the Articles of Incorporation or these Bylaws, each certificate representing the shares so restricted (i) shall conspicuously set forth a full or summary statement of the restrictions on the face or back of the certificate; or (ii) if such restrictions exist pursuant to a specified document, shall conspicuously state on the face or back of the certificate that such a restriction exists pursuant to a specified document and that the Corporation will furnish to the record holder of the certificate without charge upon written request to the Corporation at its principal place of business or registered office a copy of the specified document, or if such document is one required or permitted to be and has been filed under applicable law, that such specified document is on file in the Office of the Secretary of State of Nevada and contains a full statement of such restriction.

8.03 Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

8.04 Lost, Stolen or Destroyed Certificates. The Board of Directors may direct a new certificate or certificates to be issued to any stockholder of record in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon a sworn affidavit attesting to the facts and circumstances under which the certificate was lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

8.05 Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders (i) entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) entitled to receive payment of any dividend or other distribution, or (iii) for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period, in any event not to exceed sixty (60) days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of stockholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend or other distribution, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend or distribution is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 8.05, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of stock transfer books and the stated period of closing has expired.

8.06 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and other distributions and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE IX

GENERAL PROVISIONS

9.01 Dividends. Dividends upon the capital stock of the Corporation, if any, subject to the provisions of the Articles of Incorporation, may be declared by the Board of Directors (but not any committee thereof) at any regular meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

9.02 Reserves. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

9.03 Annual Statement. The Board of Directors shall present at each annual meeting, or in the notice of such meeting, a full and clear statement of the business and condition of the Corporation.

9.04 Checks. All checks or demands for money and promissory notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time prescribe.

9.05 Fiscal Year. The fiscal year of the Corporation shall be as set forth in a resolution of the Board of Directors.

9.06 Corporate Seal. The Corporation may use a corporate seal and, if so used, such seal shall be circular in form and contain the name of the Corporation. If so used, the corporate seal shall be affixed and attached by the Secretary or an Assistant Secretary upon such instruments or documents as may be deemed appropriate, but the presence or absence of such seal on any instrument or document shall not affect its character or validity or legal effect in any respect.

9.07 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on or in any computer recorded or electronic form, including, without limitation, computer records, disks, backup tapes, photographs, microphotographs or any other information storage device or media, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall convert to written record any documents or other records so kept upon the request of any person entitled to inspect the same.

9.08 Waiver of Notice. Whenever any notice is required to be given under the provisions of the Articles of Incorporation or under the provisions of the Nevada Revised Statutes, waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance of any person at a meeting for which any notice is required to be given under the provisions of these Bylaws, the Articles of Incorporation or the Nevada Revised Statutes shall constitute a waiver of notice of such meeting except when the person attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

9.09 Articles of Incorporation. As used in these Bylaws, “Articles of Incorporation” shall include any Certificate of Designation of Preferred Stock which may be filed from time to time by the Corporation.

ARTICLE X

AMENDMENTS

The power to alter, amend, or repeal these Bylaws or adopt new Bylaws, subject to repeal or change by action of the stockholders, is vested in the Board of Directors. Thus, these Bylaws may be altered, amended, or repealed or new Bylaws adopted at any regular or special meeting of the Board of Directors by the affirmative vote of at least sixty-six and two-thirds percent (66 2/3%) of the total number of members of the Board of Directors, subject to repeal or change by the vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Corporation’s outstanding shares of common stock, provided that in the notice of such meeting of stockholders notice of such purpose shall be given. The Bylaws may contain any provision for the regulation and management of the affairs of the Corporation not inconsistent with law or the Articles of Incorporation.

ANNEX D

SECTION 262 OF THE DELAWARE STATUTES

Section 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to section 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to section 251 (other than a merger effected pursuant to section 251(g) of this title) or sections 252, 254, 257, 258, 263 or 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of section 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to sections 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under section 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to section 228 or section 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder’s written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

DYNACQ HEALTHCARE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS ON FEBRUARY 15, 2007

The 2007 Annual Meeting of the Shareholders of Dynacq Healthcare, Inc. (the “Company”) will be held on February 15, 2007, at 10:00 a.m. Central Standard Time, at the Company’s principal executive offices located at 10304 Interstate 10 East, Suite 369, Houston, Texas 77029.

The undersigned having received the notice and accompanying Proxy Statement for said meeting hereby constitutes and appoints Chiu M. Chan or Philip S. Chan, or any of them, his/her true and lawful agents and proxies, with power of substitution and resubstitution in each, to represent and vote at the 2007 Annual Meeting scheduled to be held on February 15, 2007, or at any adjournment or postponement thereof on all matters coming before said meeting, all shares of common stock of Dynacq Healthcare, Inc. which the undersigned may be entitled to vote. The above proxies are hereby instructed to vote as shown on the reverse side of this card.

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY AS PROMPTLY AS POSSIBLE. AN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, IS ENCLOSED FOR THIS PURPOSE.

(Continued and to be dated and signed on the reverse side.)

ADDRESS CHANGE:

(If you noted any address changes above, please check the corresponding box on the reverse side.)

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DYNACQ HEALTHCARE, INC.

Vote:

1.	To approve the reincorporation of the Company in Nevada by merging Dynacq Healthcare, Inc., a Delaware corporation, with and into its wholly owned subsidiary Dynacq Healthcare, Inc., a Nevada corporation.

For	Against
[ ]	[ ]

2.	To elect Directors to serve until the next succeeding annual meeting and until a successor is duly elected and qualified or until the earlier death, resignation or removal of such director. Any proxy which is executed by you in such a manner as not to withhold authority to vote for the election of any nominee shall be deemed to grant such authority. Nominees for election as Directors:

01)	Chiu M. Chan

02)	Philip S. Chan

03)	Stephen L. Huber

04)	Earl R. Votaw

05)	Ping S. Chu

06)	James G. Gerace

For All	Withhold All	For All Except
[ ]	[ ]	[ ]

To withhold authority to vote for a nominee, mark “For All Except” and write the nominee’s number on the line below.

3.	To ratify the appointment of Killman, Murrell & Company, P.C. as the Company’s independent auditors.

For	Against
[ ]	[ ]

4.	In the discretion of the proxies, such other business as may properly come before the meeting and at any adjournments or postponements thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the reincorporation of the Company in Nevada, FOR the election of the nominees for Director, FOR the ratification of the appointment of Killman, Murrell & Company, P.C. as the Company’s independent auditors and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

The Board of Directors recommends a vote FOR the election of the reincorporation of the Company in Nevada, FOR the nominees for Director, and FOR the ratification of the appointment of Killman, Murrell & Company, P.C. as the Company’s independent auditors.

NOTE: Please sign, date and return your instructions promptly in the enclosed envelope. Sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian or other fiduciary, please give full title as such.

[            ] For address changes, please check this box and write them on the back where indicated.

Signature (PLEASE SIGN WITHIN BOX)	Date

Signature (Joint Owners)	Date

[Form of Proxy is required to be attached as an appendix. See Rule 14a-4.]